UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): June 7, 2017

CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)

11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)

(310) 826-5648 (Registrant's Telephone Number, Including Area Code)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers – Compensatory Arrangements of Certain Officers.
    The disclosures made below under Item 7.01, Regulation FD Disclosure, are incorporated by reference into this Item 5.02.
Item 7.01.   Regulation FD Disclosure
Shanta Chawla, M.D., is being promoted to Senior Vice President of Drug Development of CytRx Corporation ('we," "us," "our," "CytRx," or the "company"), effective June 13, 2017. Since joining CytRx in 2014, Dr. Chawla has served as our Vice President of Clinical Development. She will now assume the leadership of CytRx's on-going drug development and regulatory functions. The terms of her new employment agreement are being negotiated.
Dr. Chawla (69) is a board certified Internist with extensive experience in all phases of oncology drug development. For 11 years prior to joining CytRx in 2014, Dr. Chawla managed both oncology and non-oncology clinical trials at Spectrum Pharmaceuticals in Irvine, CA. She oversaw the development of belinostat (a pan HDAC inhibitor), which was approved by the FDA and is marketed as a second line therapy for T-cell lymphoma. Dr. Shanta Chawla is not related to our board member Anita Chawla, Ph.D., or to Dr. Sant Chawla, the principal investigator of CytRx's global Phase 3 clinical trial of aldoxorubicin for soft tissue sarcoma.
The position of Chief Operating Officer and Chief Medical Officer is being eliminated. Daniel Levitt, M.D, Ph.D., Chief Operating Officer and Chief Medical Officer, notified us on June 7, 2017 that he will be stepping down effective July 7, 2017. Scott Wieland, Ph.D., the company's Senior Vice President – Drug Development notified us on June 11, 2017 that he will also be stepping down, effective June 30, 2017.
On June 13, 2017, we issued a press release announcing the reshaping of CytRx's clinical and regulatory executive team as discussed in the previous paragraphs. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99 attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits
   (d)           Exhibits
There is filed as part of this report, the exhibit listed on the accompanying Exhibit Index, which information is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

June 13, 2017	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release of CytRx Corporation issued June 13, 2017